UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  April 1, 2005

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                         93-0780536
(Commission File Number)                       (IRS Employer Identification No.)

   One Airport Center
   7700 N.E. Ambassador Place
   Portland, Oregon                                     97220
(Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On April 1, 2005, the Compensation Committee of the Board of Directors of Rentrak Corporation (the "Company") approved the payment of discretionary cash incentive bonuses to the Company's executive officers for services during the Company's fiscal year ended March 31, 2005, as follows:



--------------------------------------------------------------------------------
           Name                          Title                  Bonus Amount
           ----                          -----                  ------------
--------------------------------------------------------------------------------
Tim Erwin                  Vice President, Customer Relations     $40,000
--------------------------------------------------------------------------------
Ron Giambra                Senior Vice President, Theatrical       40,000
--------------------------------------------------------------------------------
Marty Graham               Chief Operating Officer, PPT Division   40,000
--------------------------------------------------------------------------------
Cathy Hetzel               Senior Vice President, OnDemand         40,000(1)
                           Essentials
--------------------------------------------------------------------------------
Kenneth Papagan            Executive Vice President, Business      42,500(1)
                           Development & Strategic Planning
--------------------------------------------------------------------------------
Chris Roberts              Senior Vice President, Sales and        20,000
                           Marketing
--------------------------------------------------------------------------------
Mark Thoenes               Senior Vice President and Chief         20,000
                           Financial Officer
--------------------------------------------------------------------------------
Amir Yazdani               Executive Vice President and Chief      42,500
                           Information Officer
--------------------------------------------------------------------------------

---------------------------


(1) Includes amounts approved in accordance with the terms of the Company's employment agreements with Ms. Hetzel and Mr. Papagan, which provided for minimum cash bonuses in the amounts of $22,000 and $30,000, respectively, for services during the period beginning July 1, 2004, through December 31, 2004. In addition, under the employment agreements, Ms. Hetzel and Mr. Papagan were paid cash bonuses in the amounts of $22,000 and $30,000, respectively, for their services during the first quarter of the Company's fiscal year ended March 31, 2005.

            The information contained in this report should be read in conjunction with the information set forth under the caption "Executive Compensation" in the Company's Proxy Statement relating to its 2004 Annual Meeting of Shareholders, which is available at the Company's web site at www.rentrak.com and the Securities and Exchange Commission's web site at www.sec.gov.

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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RENTRAK CORPORATION


Dated:  April 7, 2005               By:  /s/ Paul A. Rosenbaum
                                         ------------------------
                                         Paul A. Rosenbaum
                                         Chairman, President and Chief Executive
                                           Officer







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